                         DELAWARE GROUP GOVERNMENT FUND

                     Delaware Inflation Protected Bond Fund
                                  (the "Fund")

                      Supplement to the Fund's Prospectuses
                             dated November 28, 2006

On August 16,  2007,  the Board of Trustees of Delaware  Group  Government  Fund
unanimously  voted to approve  changes to the Fund's  investment  strategies and policies to: (1) broaden the Fund`s  investment  authority to invest in swaps of up to  30  years;  and  (2)  permit  investments  without  restriction  in  loan participations.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following information about Loan participations is added to the table in the section  entitled "How we manage the Fund - The  securities we typically  invest
in."

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Loan participations: An interest in a    The Fund may invest without
loan or other direct indebtedness,       restriction in loan
such as an assignment, that entitles     participations that meet the
the acquiring of such interest to        credit standards established by
payments of interest, principal,         the portfolio managers.  The
and/or other amounts due under the       portfolio managers perform
structure of the loan or other direct    their own independent credit
indebtedness. In addition to being       analysis on each borrower and
structured as secured or unsecured       on the collateral securing each
loans, such investments could be         loan.  The portfolio managers
structured as novations or               consider the nature of the
assignments or represent trade or        industry in which the borrower
other claims owed by a company to a      operates, the nature of the
supplier.                                borrower's assets, and the
                                         general quality and
                                         creditworthiness of the
                                         borrower. The Fund may invest
                                         in loan participations in order
                                         to enhance total return, to
                                         affect diversification or to
                                         earn additional income. The
                                         Fund will not use loan
                                         participations for reasons
                                         inconsistent with its
                                         investment objective.
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The following replaces the portion of the table related to Interest rate risk in the section  entitled  "How we manage the Fund - The risks of  investing  in the
Fund."

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Interest rate risk is the risk that     Interest rate risk is the most
securities will decrease in value if    significant risk for this Fund.
interest rates rise. The risk is        In striving to manage this risk,
greater for bonds with longer           we monitor economic conditions
maturities than for those with          and the interest rate
shorter maturities.                     environment and may adjust the
                                        Fund's duration or average
Inflation protected debt securities     maturity as a defensive measure
tend to react to changes in real        against interest rate risk.
interest rates. Real interest rates
represent nominal (stated) interest     Each business day, we will
rates adjusted by the expected impact   calculate the amount the Fund
of inflation. In general, the price     must pay for swaps it holds and
of an inflation protected debt          will segregate enough cash or
security can fall when real interest    other liquid securities to cover
rates rise, and can rise when real      that amount.
interest rates fall. Interest
payments on inflation protected debt    We will seek to maintain the
securities can be unpredictable and     Fund's interest rate sensitivity
will vary as the principal and/or       at a level approximating that of
interest is adjusted for inflation.     the Lehman Brothers U.S. TIPS
                                        Index.
Swaps may be particularly sensitive
to interest rate changes.  Depending
on the actual movements of interest
rates and how well the portfolio
manager anticipates them, a portfolio
could experience a higher or lower
return than anticipated.
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The following replaces the portion of the table related to Liquidity risk in the section entitled "How we manage the Fund - The risks of investing in the Fund."

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Liquidity risk is the possibility       We limit exposure to illiquid
that securities cannot be readily       securities to no more than 15%
sold within seven days at               of the Fund's net assets.
approximately the price at which a
fund has valued them.                   U.S. Treasuries and other U.S.
                                        government debt securities are
                                        typically the most liquid
                                        securities available. Therefore,
                                        liquidity risk may not be a
                                        significant risk for this Fund.
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The  following  information  about Loans and other direct  indebtedness  risk is added to the table in the section  entitled  "How we manage the Fund - The risks of investing in the Fund."

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Loans and other direct indebtedness     These risks may not be
risk involves the risk that a fund      completely eliminated, but we
will not receive payment of             will attempt to reduce these
principal, interest, and other          risks through portfolio
amounts due in connection with these    diversification, credit
investments and will depend primarily   analysis, and attention to
on the financial condition of the       trends in the economy,
borrower. Loans that are fully          industries, and financial
secured offer a fund more protection    markets. Should we determine
than an unsecured loan in the event     that any of these securities are
of non-payment of scheduled interest    illiquid, these would be subject
or principal, although there is no      to the Fund's restrictions on
assurance that the liquidation of       illiquid securities.
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral
can be liquidated. Some loans or
claims may be in default at the time
of purchase. Certain of the loans and
the other direct indebtedness
acquired by a fund may involve
revolving credit facilities or other
standby financing commitments which
obligate a fund to pay additional
cash on a certain date or on demand.
These commitments may require a fund
to increase its investment in a
company at a time when that fund
might not otherwise decide to do so
(including at a time when the
company's financial condition makes
it unlikely that such amounts will be
repaid). To the extent that a fund is
committed to advance additional
funds, it will at all times hold and
maintain in a segregated account cash
or other high-grade debt obligations
in an amount sufficient to meet such
commitments.

As a fund may be required to rely
upon another lending institution to
collect and pass onto a fund amounts
payable with respect to the loan and
to enforce a fund's rights under the
loan and other direct indebtedness,
an insolvency, bankruptcy, or
reorganization of the lending
institution may delay or prevent a
fund from receiving such amounts. The
highly leveraged nature of many such
loans and other direct indebtedness
may make such loans and other direct
indebtedness especially vulnerable to
adverse changes in economic or market
conditions. Investments in such loans
and other direct indebtedness may
involve additional risk to a fund.
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                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.

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